			Cmoproj
UBS			10:09:26 pm March 26, 2004
Fixed Income Research	MAST044B 30 year	5.2	Margarita Genis mgenis@rhino
cmoproj.619			Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	10,671,166.00	6.43000	0	1.000000	1ML	1.1200	7.55000	-1.00000	7.55000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	6.4300	03/30/04	1ML30 year	6.08	357.00	300.0PSA	7:00

7.550 +	-1.000 * 1ML cap: 7.550

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	700	1000
6:16	116.007	112.905	106.473	99.686	92.567	85.261	70.531	49.197
6:17	115.307	112.203	105.764	98.967	91.837	84.520	69.773	48.430
6:18	114.615	111.509	105.063	98.256	91.114	83.786	69.023	47.671
6:19	113.931	110.822	104.369	97.552	90.399	83.061	68.281	46.919
6:20	113.254	110.143	103.683	96.857	89.691	82.342	67.546	46.176
6:21	112.585	109.471	103.005	96.168	88.991	81.631	66.819	45.439
6:22	111.923	108.807	102.333	95.487	88.299	80.928	66.099	44.710
6:23	111.269	108.150	101.670	94.813	87.613	80.231	65.386	43.988

6:24	110.621	107.500	101.013	94.146	86.935	79.542	64.681	43.273
6:25	109.981	106.857	100.363	93.486	86.263	78.860	63.982	42.565
6:26	109.347	106.221	99.720	92.833	85.598	78.184	63.290	41.865
6:27	108.721	105.592	99.084	92.187	84.940	77.515	62.605	41.170
6:28	108.101	104.969	98.454	91.547	84.289	76.853	61.927	40.483
6:29	107.488	104.353	97.831	90.914	83.644	76.198	61.255	39.802
6:30	106.881	103.744	97.215	90.287	83.006	75.548	60.590	39.128
6:31	106.280	103.141	96.604	89.667	82.373	74.905	59.931	38.460

7:00	105.686	102.544	96.001	89.053	81.748	74.269	59.279	37.798
7:01	105.098	101.953	95.403	88.445	81.128	73.638	58.632	37.143
7:02	104.516	101.369	94.811	87.843	80.514	73.014	57.992	36.493
7:03	103.940	100.790	94.225	87.247	79.906	72.395	57.357	35.850
7:04	103.370	100.218	93.646	86.657	79.305	71.783	56.729	35.213
7:05	102.806	99.651	93.072	86.073	78.708	71.176	56.106	34.581
7:06	102.247	99.090	92.503	85.494	78.118	70.575	55.489	33.955
7:07	101.694	98.534	91.941	84.921	77.533	69.979	54.878	33.335

7:08	101.147	97.984	91.384	84.353	76.954	69.389	54.272	32.720
7:09	100.605	97.440	90.832	83.791	76.380	68.805	53.672	32.111
7:10	100.068	96.901	90.286	83.235	75.811	68.225	53.077	31.508
7:11	99.537	96.367	89.745	82.683	75.248	67.651	52.487	30.909
7:12	99.011	95.838	89.209	82.137	74.690	67.083	51.903	30.316
7:13	98.490	95.315	88.678	81.596	74.137	66.519	51.324	29.728
7:14	97.975	94.797	88.153	81.060	73.589	65.961	50.750	29.146
7:15	97.464	94.283	87.632	80.529	73.046	65.407	50.181	28.568
Avg Life	11.430	7.990	4.726	3.391	2.725	2.325	1.850	1.468
Duration	0.746	0.742	0.734	0.721	0.708	0.696	0.679	0.669
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	7/28	11/23	2/16	11/11	11/09	10/08	9/07	10/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.